Related Party Transactions	12 Months Ended
Dec. 31, 2018
Related Party Transactions [Abstract]
Related Party Transactions

Note 11 - Related Party Transactions

Certain employees, executive officers and directors are engaged in transactions with the Bank in the ordinary course of business. It is the Bank’s policy that all related party transactions are conducted at “arms length” and all loans and commitments included in such transactions are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the Bank and do not involve more than the normal risk of collectibility or present other unfavorable terms.

As of December 31, 2018 and 2017, loans outstanding with related parties were $485,000 and $560,000, respectively. During 2018, there were new loans of $450,000, sales of $235,000 and repayments totaled $290,000.